UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

FTS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38382	30-0780081
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Main Street, Suite 2900

Fort Worth, Texas 76102

(Address of principal executive offices) (Zip Code)

(817) 862-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	FTSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Amendment to the Merger Agreement

As previously disclosed, FTS International, Inc. (the “Company” or “FTSI”) entered into an Agreement and Plan of Merger, dated October 21, 2021 (the “Merger Agreement”) with ProFrac Holdings, LLC (“Parent”) and ProFrac Acquisitions, Inc., a wholly owned subsidiary of Parent (“Merger Sub”).

The Merger Agreement provides, upon the terms and subject to the conditions set forth therein, (i) for the Merger of Merger Sub with and into the Company, with the Company surviving as a subsidiary of Parent (the “Merger”) and (ii) that at the effective time of the Merger (the “Effective Time”), each share of Class A common stock of the Company, par value $0.01 per share, and Class B common stock of the Company, par value $0.01 per share (together, the “Shares”) outstanding immediately prior to the Effective Time (other than Shares held by (i) the Company as treasury stock or by any subsidiary of the Company, (ii) Parent or Merger Sub, and (iii) any stockholder who has properly demanded and not failed to perfect or validly withdrawn appraisal rights in accordance with Delaware law) shall be converted into the right to receive $26.52 per Share in cash, without interest (the “Merger Consideration”).

On March 1, 2022, the Company, Parent and Merger Sub entered into Amendment No. 1 to the Merger Agreement (the “First Amendment”), providing for the Shares owned by THRC Holdings, LP, an affiliate of Parent (“THRC”), to remain outstanding, and not to be converted into the right to receive the Merger Consideration, following the Effective Time. As a result of the transactions contemplated by the Merger Agreement, as amended by the First Amendment, following the Effective Time, the Company will be owned approximately 80.6% by Parent and 19.4% by THRC.

The First Amendment will not affect the Merger Consideration to be received by any holder of Shares in connection with the Merger other than THRC, which as of the date hereof, owns approximately 50% of the equity interests in Parent and approximately 19.4% of the Shares. The First Amendment will result in THRC retaining its direct interest in FTSI rather than having Shares held by THRC be converted into the right to receive the Merger Consideration. Pursuant to a letter agreement dated March 1, 2022 (the “Letter Agreement”), THRC has acknowledged and agreed to this change in the treatment of the Shares held by it. The First Amendment may be terminated by the Company at any time prior to the Effective Time by giving notice of termination to Parent. In the event the First Amendment is so terminated it would not have the effects described herein.

Other than as expressly modified pursuant to the First Amendment, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by the Company on October 25, 2021, remains in full force and effect. The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing description of the Letter Agreement is not complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.

Item 8.01.	Other Events

Supplemental Disclosures

Pursuant to the Merger Agreement, on January 24, 2022, the Company filed a definitive proxy statement (the “Proxy Statement”) with the SEC. In connection with the First Amendment, the Company is supplementing the Proxy Statement with certain additional information set forth below. The supplemental disclosures contained herein will not affect the timing of special meetings of the Company’s stockholders, which is scheduled to be held virtually on March 3, 2022 at 9:00 a.m. Eastern Time. The following supplemental disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references are to pages in the Proxy Statement, and defined terms used but not defined herein shall have the meanings set forth in the Proxy Statement. For clarity, new text within restated paragraphs and tables from the Proxy Statement are highlighted with bold, underlined text and stricken-through text shows text being deleted to a referenced disclosure in the Proxy Statement. The First Amendment may be terminated by the Company at any time prior to the Effective Time by giving notice of termination to Parent. In the event the First Amendment is so terminated the changes resulting from the First Amendment described in the disclosure below would not be effective and should be disregarded.

The letter to FTSI Stockholders from Jared Vitemb, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary of the Company (the “Stockholder Letter”), set forth in the forepart of the Schedule 14A on which the Proxy Statement is filed, is hereby amended and supplemented by replacing the first and second paragraphs of the Stockholder Letter with the following:

On October 21, 2021, FTS International, Inc. (“FTSI” or the “Company”) entered into a definitive Merger Agreement (the “Original Merger Agreement”) with ProFrac Holdings, LLC (“Parent”) and ProFrac Acquisitions, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). References to the “Merger Agreement” refer to the Original Merger Agreement as amended by Amendment No. 1 to the Merger Agreement, dated as of March 1, 2022, unless the context is clear that the reference is to the Original Merger Agreement. Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving the Merger as a ~~wholly~~majority-owned subsidiary of Parent (the “Merger”).

If the Merger is completed, FTSI stockholders will have the right to receive $26.52 in cash, without interest and less any applicable withholding taxes, in exchange for each share of Class A common stock of the Company, par value $0.01 per share (“Class A Common Stock”) and each share of Class B common stock of the Company, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Shares”) (other than Shares held by (i) the Company as treasury stock or by any subsidiary of the Company, ~~and Shares held by~~(ii) Parent or Merger Sub and (iii) THRC Holdings, LP, an affiliate of Parent), that they own immediately prior to the effective time of the Merger unless they have properly demanded appraisal rights for such Shares in accordance with Delaware law. The purchase price represents approximately a 14% premium over the Company’s 60-day volume-weighted average closing share price through October 21, 2021. The closing share price of the Class A Common Stock on the NYSE American on October 20, 2021, the last trading day prior to entry into the Merger Agreement, was $27.09 per share.

The Notice of Special Meeting of Stockholders (the “Notice”) set forth immediately following the Stockholder Letter in the forepart of Proxy Statement is hereby amended and supplemented by replacing the first paragraph across from the heading “Item of Business” in the Notice in its entirety with the following:

ITEMS OF BUSINESS	Consider and vote on:
• A proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 21, 2021 (the “Original Merger Agreement”), by and among FTS International, Inc. (“FTSI”), ProFrac Holdings, LLC (“Parent”) and ProFrac Acquisitions, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), as may be amended from time to time ~~(the “Merger Agreement”)~~, a copy of which is included as Annex A to the proxy statement of which this notice forms a part, and pursuant to which Merger Sub will be merged with and into FTSI, with FTSI surviving the Merger as a ~~wholly~~majority-owned subsidiary of Parent (the “Merger”). References to the “Merger Agreement” refer to the Original Merger Agreement as amended by Amendment No. 1 to the Merger Agreement, dated as of March 1, 2022, unless the context is clear that the reference is to the Original Merger Agreement;

The disclosure under the heading “Summary” is hereby amended and supplemented by replacing the second full paragraph on page 1 of the Proxy Statement in its entirety with the following:

All references to “FTSI,” “we,” “us” or “our” in this proxy statement refer to FTS International, Inc., a Delaware corporation; all references to “Parent” refer to ProFrac Holdings, LLC, a Texas limited liability company; all references to “Merger Sub” refer to ProFrac Acquisitions, Inc., a Delaware corporation and a wholly owned subsidiary of Parent formed for the sole purpose of effecting the Merger; all references to “Class A Common Stock” refer to the Class A common stock, par value $0.01 per share, of FTSI; all references to “Class B Common Stock” refer to the Class B common stock, par value $0.01 per share, of FTSI; all references to “Shares” refer to the Class A Common Stock and the Class B Common Stock, collectively; all references to the “FTSI board” or “FTSI board of directors” refer to the board of directors of FTSI; all references to the “Merger” refer to the Merger of Merger Sub with and into FTSI with FTSI surviving as a ~~wholly~~majority-owned subsidiary of Parent; ~~and, unless otherwise indicated or as the context requires,~~ all references to the “Original Merger Agreement” refer to the Agreement and Plan of Merger, dated as of October 21, 2021, ~~as may be amended from time to time,~~ by and among FTSI, Parent and Merger Sub, a copy of which is included as Annex A to this proxy statement~~.~~; and, unless otherwise indicated or as the context requires, all references to the “Merger Agreement” refer to the Original Merger Agreement, as amended by Amendment No. 1 to the Merger Agreement, dated as of March 1, 2022 (the “First Amendment”), as may be further amended from time to time. FTSI, following the completion of the Merger, is sometimes referred to in this proxy statement as the “Surviving Corporation.” A copy of the First Amendment was filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on March 1, 2022 and is incorporated herein by reference.

The disclosure under the heading “The Companies” is hereby amended by replacing the last sentence of the final full paragraph on page 3 of the Proxy Statement under the subheading “Merger Sub” in its entirety with the following:

Immediately following the consummation of the Merger, Merger Sub will cease to exist and FTSI will continue as the Surviving Corporation and as a ~~wholly~~majority-owned subsidiary of Parent.

The disclosure under the heading “The Merger” is hereby amended and supplemented by replacing the first full paragraph on page 4 of the Proxy Statement in its entirety with the following:

A copy of the Original Merger Agreement is attached as Annex A to this proxy statement. A copy of the First Amendment was filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on March 1, 2022. We encourage you to read the entire Merger Agreement carefully because it is the principal document governing the Merger. For more information on the Merger Agreement, see the section entitled “The Merger Agreement” beginning on page 62 of this proxy statement.

The disclosure under the heading “The Merger” is hereby amended by replacing all three paragraphs under the heading “Effects of the Merger” on page 4 of the Proxy Statement in its entirety with the following:

If the Merger is completed, then, at the effective time of the Merger (the “Effective Time”), Merger Sub will be merged with and into FTSI in accordance with the DGCL. As a result of the Merger, the separate existence of Merger Sub will cease, and FTSI will survive the Merger as a ~~wholly~~majority-owned subsidiary of Parent.

Upon consummation of the Merger, each Share (other than Shares held by (i) the Company as treasury stock or by any subsidiary of the Company ~~and~~ (ii) ~~Shares held by~~ Parent, ~~or~~ Merger Sub ~~or~~ and (iii) THRC Holdings, LP, an affiliate of Parent (“THRC”)) issued and outstanding immediately prior to the Effective Time (other than dissenting Shares) will be converted into the right to receive the per share Merger Consideration described below.

As a result, you will not own any shares of the Surviving Corporation, and you will no longer have any interest in its future earnings or growth. As a result of the Merger, FTSI will cease to be a publicly-traded company and will be ~~wholly~~majority-owned by Parent. Following consummation of the Merger, the Surviving Corporation will terminate the registration of FTSI’s Shares on the NYSE American and FTSI will no longer be subject to reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The disclosure under the heading “The Merger” is hereby amended by replacing the first full paragraph under the heading “Financing of the Merger” on page 5 of the Proxy Statement in its entirety with the following:

~~THRC Holdings, LP, an affiliate of Parent (“THRC”),~~ THRC has delivered an equity financing letter to FTSI, pursuant to which, upon the terms and subject to the conditions set forth therein, THRC has committed to provide the necessary equity financing (up to a maximum of $400 million) to Parent to fund the transactions contemplated by the Merger Agreement. The transaction is not subject to a financing condition.

The disclosure under the heading “Questions and Answers” is hereby amended by replacing the first sentence in the full paragraph under the subheading “Q: What will happen in the Merger?” in its entirety with the following:

A: If the Merger is completed, Merger Sub will merge with and into FTSI, whereupon the separate existence of Merger Sub will cease and FTSI will be the Surviving Corporation and a ~~wholly~~majority-owned subsidiary of Parent.

The disclosure under the heading “Questions and Answers” is hereby amended and supplemented by replacing the first full paragraph under the subheading “Q: Who will own FTSI after the Merger?” in its entirety with the following:

A: Immediately following the Merger, FTSI will be a ~~wholly~~majority-owned subsidiary of Parent~~.~~, with Parent owning approximately 80.6% of FTSI and THRC owning approximately 19.4% of FTSI.

The disclosure under the heading “Questions and Answers” is hereby amended and supplemented by replacing the first full paragraph under the subheading “Q: What will I receive in the Merger?” in its entirety with the following:

A: Upon the terms and subject to the conditions of the Merger Agreement, if the Merger is completed, the holders of Shares (other than any Shares held by (i) the Company as treasury stock or by any subsidiary of the Company, ~~and Shares held by~~ (ii) Parent, ~~or~~ Merger Sub or THRC, ~~or~~ and (iii) any stockholder who has properly demanded and not failed to perfect or validly withdrawn appraisal rights in accordance with Delaware law) will have the right to receive $26.52 in cash, without interest and less any applicable withholding taxes, for each Share that they own immediately prior to the Effective Time. Shares held by THRC at the Effective Time will remain outstanding following the Effective Time, and will not be converted into the right to receive $26.52 in cash.

The disclosure under the heading “The Companies” is hereby amended by replacing the first full paragraph under the subheading “Merger Sub” on page 29 of the Proxy Statement in its entirety with the following:

Merger Sub is a Delaware corporation and wholly owned subsidiary of Parent. Merger Sub exists for the sole purpose of entering into the Merger Agreement and, subject to the terms and conditions thereof, completing the transactions contemplated thereby. Immediately following the consummation of the Merger, Merger Sub will cease to exist and FTSI will continue as the Surviving Corporation and as a ~~wholly~~majority-owned subsidiary of Parent.

The disclosure under the heading “The Merger” is hereby amended and supplemented by replacing the first full paragraph on page 36 in its entirety with the following:

The discussion of the Merger in this proxy statement is qualified in its entirety by reference to the Original Merger Agreement, a copy of which is attached to this proxy statement as Annex A, as amended by the First Amendment, each of which is ~~and~~ incorporated by reference into this proxy statement. You should read the Merger Agreement carefully as it is the legal document that governs the Merger.

The disclosure under the heading “The Merger” is hereby amended and supplemented by replacing the first three full paragraphs on page 36 of the Proxy Statement under the subheading “Effect of the Merger” in their entirety with the following:

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into FTSI in accordance with the DGCL. As a result of the Merger, the separate existence of Merger Sub will cease, and FTSI will survive the Merger as a ~~wholly~~majority-owned subsidiary of Parent.

At the Effective Time, each Share (other than any Shares held by (i) the Company as treasury stock or by any subsidiary of the Company, (ii) ~~and Shares held by~~ Parent, ~~or~~ Merger Sub or THRC, and (iii) ~~or~~ any stockholder who has properly demanded and not failed to perfect or validly withdrawn appraisal rights in accordance with Delaware law) will be automatically converted into the right to receive $26.52 in cash, without interest and less any applicable withholding taxes.

Upon consummation of the Merger, each of your Shares will no longer be outstanding and will automatically be canceled and cease to exist in exchange for payment of the Merger Consideration described above unless you have properly demanded and not failed to perfect or validly withdrawn appraisal rights in accordance with Delaware law. As a result, you will not own any shares of the Surviving Corporation, and you will no longer have any interest in its future earnings or growth. As a result of the Merger, FTSI will cease to be a publicly-traded company and will be ~~wholly~~majority-owned by Parent. Following consummation of the Merger, the Surviving Corporation will terminate the registration of the Class A Common Stock on the NYSE American and FTSI will no longer be subject to reporting obligations under the Exchange Act.

The disclosure under the heading “The Merger Agreement” is hereby amended and supplemented by replacing the first paragraph beginning on page 62 of the Proxy Statement in its entirety with the following:

The following is a summary of the material terms and conditions of the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. This summary is qualified in its entirety by reference to the complete text of the Agreement and Plan of Merger, dated as of October 21, 2021, a copy of which is attached to this proxy statement as Annex A, as amended by the First Amendment, each of which is ~~and which is~~ incorporated by reference into this proxy statement. We encourage you to read the Merger Agreement carefully and in its entirety because it is the legal document that governs the Merger.

The disclosure under the heading “The Merger Agreement” is hereby amended and supplemented by replacing the first sentence of the first paragraph under the subheading “Explanatory Note Regarding the Merger Agreement” beginning on page 62 of the Proxy Statement in its entirety with the following:

The following summary of the Agreement and Plan of Merger, dated as of October 21, 2021, a copy of which is attached hereto as Annex A to this proxy statement, as amended by the First Amendment, is intended to provide information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about FTSI in its public reports filed with the SEC. In particular, the Merger Agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to FTSI or any of its subsidiaries or affiliates.

The disclosure under the heading “The Merger Agreement” is hereby amended and supplemented by replacing the first paragraph under the subheading “Structure of the Merger” beginning on page 62 of the Proxy Statement in its entirety with the following:

At the Effective Time, Merger Sub will be merged with and into FTSI in accordance with the DGCL. As a result of the Merger, the separate existence of Merger Sub will cease, and FTSI will be the Surviving Corporation as a ~~wholly~~majority-owned subsidiary of Parent. At the Effective Time, the certificate of incorporation of the Surviving Corporation will be amended and restated in its entirety to be the same as the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, except with respect to the authorized common stock of the Surviving Company, which will be owned approximately 80.6% by Parent and 19.4% by THRC, and except that all references to Merger Sub shall be ~~automatically~~ amended to become references to the Surviving Corporation. The bylaws of Merger Sub in effect at the Effective Time will be the bylaws of the Surviving Corporation. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, the directors of Merger Sub at the Effective Time will be the directors of the Surviving Corporation and the officers of Merger Sub at the Effective Time will be the officers of the Surviving Corporation.

The disclosure under the heading “The Merger Agreement” is hereby amended and supplemented by replacing the first and third paragraphs under the subheading “Effect of the Merger on FTSI Common Stock” beginning on page 63 of the Proxy Statement in its entirety with the following:

At the Effective Time, each Share outstanding immediately prior to the Effective Time (other than any Shares held by (i) FTSI as treasury stock or any Shares held by any subsidiary of FTSI and (ii) Parent, Merger Sub or ~~its affiliates~~THRC ~~or Merger Sub, or any Shares held by FTSI as treasury stock or any Shares held by any subsidiary of FTSI~~) will be converted into the right to receive $26.52 in cash, without interest. As of the Effective Time, all such Shares will no longer be outstanding and will automatically be canceled and retired and shall cease to exist, and will thereafter represent only the right to receive the Merger Consideration to be paid in accordance with the terms of the Merger Agreement. Each Share held by FTSI as treasury stock (other than Shares in an employee plan of FTSI) or by any subsidiary of FTSI immediately prior to the Effective Time will be canceled, and no payment will be made with respect thereto.

~~Each~~All shares of common stock of Merger Sub outstanding immediately prior to the Effective Time will be converted into and become, in the aggregate, a number of~~one~~ fully paid and nonassessable shares of common stock of the Surviving Corporation equal to the number of Shares converted into the right to receive the Merger Consideration, with the same rights, powers and privileges as the shares so converted ~~and will constitute the only outstanding shares of capital stock of the Surviving Corporation~~(the “Parent Interest”). Each Share held by THRC outstanding immediately prior to the Effective Time shall remain outstanding following the Effective Time as a share of common stock of the Surviving Corporation, and such Shares held by THRC, together with the Parent Interest, shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

The disclosure under the heading “The Merger Agreement” is hereby amended and supplemented by replacing the fifth paragraph under the subheading “Procedure for Surrendering Shares for Payment” beginning on page 63 of the Proxy Statement in its entirety with the following:

After the Effective Time, other than the Parent Interest and Shares held by THRC, there will be no further registration of transfers of Shares. If, after the Effective Time, certificates representing Shares or uncertificated Shares are presented to the Surviving Corporation, they will be canceled and exchanged for the Merger Consideration.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. In connection with the proposed transaction between FTSI and Parent, FTSI filed a definitive proxy statement on Schedule 14A with the SEC on January 24, 2022. This communication is not a substitute for any proxy statement or other document FTSI has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement was first mailed to stockholders of the Company on or about January 24, 2022. Investors and security holders will be able to obtain other documents and other documents (if and when available) filed with the SEC by FTSI through the website maintained by the SEC at http://www.sec.gov. Copies of the definitive proxy statement and other documents (if and when available) filed with the SEC by FTSI will be available free of charge on FTSI’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting FTSI’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

The Company, Parent, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the definitive proxy statement regarding the acquisition described above.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about the Company’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on the Company's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of the Company’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company I to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements speak only as of the date of this communication, and the Company does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of March 1, 2022, by and among FTS International, Inc., ProFrac Holdings, LLC and ProFrac Acquisitions, Inc.

2.2	Letter Agreement, dated as of March 1, 2022, by and among THRC Holdings, LP, FTS International, Inc., ProFrac Holdings, LLC and ProFrac Acquisitions, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, FTS International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2022

FTS INTERNATIONAL, INC.

By:	/s/ Jared Vitemb
	Name:	Jared Vitemb
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary